Subsequent Events	9 Months Ended
Jun. 30, 2015
Notes to Financial Statements
Note 5 - Subsequent Events

On July 1, 2015, the company engaged Jim Fitzpatrick as an independent consultant for management consulting services. Under the terms of the agreement, the company will compensate Mr. Fitzpatrick 1,000,000 common shares for management consulting services commencing July 1, 2015 for a period of 5 consecutive months.

On July 23, 2015, the company executed a promissory note in the amount of $105,000 with St. George Investments, LLC. The maturity date for the note is January 22, 2016. If in the event of default, St. George has the right to convert the outstanding balance to common stock at a 70% discount to market, calculated on the 3 lowest Closing Bid Prices in the 20 days immediately preceding the applicable conversion. The note contains in Original Issue Discount, in the amount of $22,500. The company will receive a $11,250 discount if paid within 90 days of Purchase Price Date and $5,000 if paid within 135 days of Purchase Price Date.

On July 31, 2015, we issued 3,500,000 shares to Kodiak Capital Group, LLC as a commitment fee for a One Million Dollar Equity Financing Agreement. The company expensed $60,900 related to this transaction. The company is subject to a Registration Rights Agreement which requires the Company to file a S1 Registration Statement with the SEC within 30 days and must receive a notice of effectiveness from the SEC prior to executing a Put Notice. The Purchase Price of the security is based on 75% of the Market Price based on the Put Date. Market price is calculated on the lowest daily volume weight average price for any trading day during the valuation period, which is the five days from the Put Notice to the Put Date.